Exhibit 10

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into as of June 11, 2009 by and between EXACT Sciences Corporation, a Delaware corporation (the “Company”), and the investor identified on the signature page hereto (the “Investor”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 of Regulation D promulgated thereunder and pursuant to similar exemptions under applicable state securities laws, the Company desires to offer, issue and sell to the Investor, and the Investor desires to purchase from the Company, certain securities of the Company, as more fully described in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Investor agree as follows:

1.                                      Sale and Purchase of Securities.

1.1    Sale and Purchase.  At the Closing (as defined in Section 2), the Company will issue and sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein,                              shares (the “Shares”) of the common stock of the Company, par value $0.01 per share (the “Common Stock”), at a purchase price of $              per Share, for an aggregate purchase price of $                       (the “Purchase Price”).  To the best of the Company’s knowledge based on the Company’s stock ownership records, the purchase by the Investor of the Shares will not result in the Investor’s owning in excess of 9.99% of the outstanding shares of Common Stock or the voting power of the Company immediately following the Closing (as defined below).

1.2    Other Investors.  Contemporaneously herewith, the Company proposes to enter into Securities Purchase Agreements in the same form and on the same terms as this Agreement (the “Securities Purchase Agreements”) with certain other investors (the “Other Investors”), and the Company expects to complete sales of Common Stock to them (together with the Shares sold hereunder, the “Offering”).  The Company anticipates that the entire Offering, to the Investor and the Other Investors, will be in an amount up to $9,000,000; however, the Company may close the Offering with a lower amount in the absolute discretion of the Company.  The Investor expressly acknowledges and agrees that there is no minimum number of shares of Common Stock required to be sold in the Offering.  No investment should be made in the Company or the Shares pursuant to this Agreement based on any assumption or expectation that any minimum number of shares of Common Stock will be sold by the Company in the Offering.  The Investor and the Other Investors are sometimes collectively referred to herein as the “Investors,” and this Agreement and the Securities Purchase Agreements executed by the Other Investors are sometimes collectively referred to herein as the “Agreements.”  The “Offering” shall include the sale of Shares hereunder to the Investor and the sale of shares of Common Stock to the Other Investors.

1.3    Use of Proceeds.  The Company shall use the net proceeds from the sale of

Common Stock in the Offering for general corporate purposes, including without limitation working capital.

2.                                      Delivery of Securities at the Closing.

2.1  Delivery of Securities at the Closing.  The completion of the purchase and sale of the Shares (the “Closing”) shall take place at the offices of K&L Gates LLP, 4350 Lassiter at North Hills Avenue, Suite 300, Raleigh, North Carolina  27609 on the date of this Agreement (the “Closing Date”).  At the Closing, (x) the Investor shall deliver to the Company (i) an executed copy of this Agreement, (ii) a completed Confidential Investor Questionnaire (in the form attached as Exhibit A hereto) and (iii) the Purchase Price, by wire transfer of immediately available funds pursuant to written instructions provided by the Company and (y) the Company shall deliver a countersigned copy of this Agreement.  Neither the Investor nor the Company will be bound under this Agreement until full execution of this Agreement by both parties, and the Closing, shall have occurred.  Within three (3) Business Days (as defined in Section 3.13) of the Closing Date, the Company shall deliver to the Investor one or more stock certificates (subject to Section 2.2 below) representing the number of Shares set forth in Section 1.1 above and purchased by the Investor at the Closing, each such certificate to be registered in the name of the Investor or, if so indicated on the Confidential Investor Questionnaire, in the name of a nominee designated by the Investor.

2.2                               Uncertificated Shares.  Notwithstanding anything in this Agreement to the contrary, the Company in its sole discretion may issue the Shares hereunder in uncertificated book entry form on the records of its transfer agent with, to the extent appropriate, restrictive legends and stop transfer instructions.

3.                                      Representations, Warranties and Covenants of the Company.  Except as otherwise described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (and any amendments thereto filed at least two (2) Business Days (as defined in Section 3.13) prior to the Closing Date), the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date), the Company’s Proxy Statement dated April 29, 2009 for its 2009 Annual Meeting of Shareholders, and any of the Company’s Current Reports on Form 8-K filed since March 31, 2009 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date) (all collectively, the “SEC Reports”), the Company hereby represents and warrants to, and covenants with, the Investor as of the Closing Date, as follows:

3.1    Organization.  The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware.  The Company has full power and authority to own, operate and occupy its properties and to conduct its business as currently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its subsidiaries as a whole or the business, financial condition, properties, operations or assets of the Company and its subsidiaries as a whole or the Company’s ability to perform its obligations under the Agreements in all material respects (“Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.  Except as set forth in the SEC Reports, the Company does not currently own, directly or indirectly, a majority of the stock or other equity interests in any entity (each, a “Subsidiary”).  Each Subsidiary of the Company has been duly incorporated, formed, or organized, and is validly existing, in good standing under the laws of the jurisdiction of its incorporation, formation, or organization, with full power and authority to own its properties and conduct its business as currently conducted.  All of the issued and outstanding capital stock of each Subsidiary of the Company has been duly authorized and validly issued and is fully paid and non-assessable and except as disclosed in the SEC Reports, is owned of record by the Company, or a Subsidiary of the Company.

3.2    Due Authorization.  The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements.  The execution and delivery of the Agreements, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action.  The Agreements have been validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws; (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3    No Conflict or Default.  The execution and delivery of the Agreements, the issuance and sale of the Common Stock to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not: (A) contravene the terms of the Certificate of Incorporation, by-laws or other organizational documents of the Company, as amended, (B) result in a conflict with or constitute a material violation of, or material default (with the passage of time or otherwise) under, (i) any material bond, debenture, note, loan agreement or other evidence of indebtedness, or any material indenture, lease, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject, or (ii) assuming the accuracy of the representations and warranties, and the performance and satisfaction of the covenants and agreements, of the Investors pursuant to the Agreements, any law, administrative regulation, or existing order of any court or governmental agency, or other authority binding upon the Company or the Company’s respective properties; or (C) result in the creation or imposition of any lien, encumbrance, claim, or security interest upon any of the material assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note, loan agreement or other evidence of indebtedness, or any material indenture, lease, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject.  Assuming the accuracy of the representations and warranties, and the performance and satisfaction of the covenants and agreements, of the Investors pursuant to the Agreements, no consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Agreements by the Company and the valid issuance or sale of the Shares by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

3.4    Capitalization.  The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $0.01 per share, and 5,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).  As of March 31, 2009, there were issued and outstanding 30,848,070 shares of Common Stock and no shares of Preferred Stock.  As of March 31, 2009, no shares of the Company’s Common Stock were reserved for issuance, except (a) up to 7,683,534  shares of Common Stock reserved for issuance pursuant to the Company’s employee and director incentive stock plans, and (b) up to 6,635,522 shares of Common Stock reserved for issuance pursuant to outstanding stock options.  All outstanding stock options have been appropriately issued, dated and authorized under the Company’s employee and director incentive stock plans.  Since March 31, 2009, the Company has not issued any shares of Common Stock or any securities convertible into or exercisable for any shares of its Common Stock, other than pursuant to its employee and director incentive stock plans and upon the exercise of outstanding stock options.  Except as described above and in the SEC Reports and pursuant to the Agreements with the Other Investors, and except as set forth in Schedule 3.4, there are not (i) any outstanding preemptive rights or (ii) any rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of Common Stock or other equity interest in the Company, or (iii) any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party that would provide for the issuance or sale of any Common Stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options.  The Shares to be sold pursuant to this Agreement have been duly authorized, and when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor and restrictions on transfer provided by applicable securities laws).

3.5    Legal Proceedings.  There is no legal, administrative, regulatory or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company or any Subsidiary is a party or of which the business or property of the Company is subject that is required to be disclosed in the SEC Reports and not disclosed in the SEC Reports in compliance with the applicable provisions of Exchange Act (as defined in Section 4.1) and the rules and regulations promulgated thereunder.  Other than the information disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries are subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body that is reasonably likely to have a Material Adverse Effect.

3.6    SEC Documents; Disclosure.  The Company’s proxy statements, financial statements, and other statements, reports, schedules, forms and other documents filed by the Company with the SEC since September 30, 2008, including copies of all the exhibits included or referenced therein, as of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such amendment or superseding filing): (i) have been in compliance in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder; and (ii) did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  This Agreement, together with all the schedules hereto and other documents furnished to the Investor by the Company at the Closing, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

3.7    No Violations.  The Company is not in violation of its Certificate of Incorporation or by-laws, as amended.  To the knowledge of the Company, it is not in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.  The Company is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound, which such default is reasonably likely to have a Material Adverse Effect.

3.8    Governmental Permits, Etc. The Company and each of its Subsidiaries have all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably likely to have a Material Adverse Effect.

3.9    Good and Marketable Title to Property.  The Company and its Subsidiaries have good and marketable title to, or a valid, subsisting and enforceable interest in, all real properties and all other properties and assets owned or leased by them that are material to the operation of the Company’s business, except as disclosed in the SEC Reports or where the failure to have such title or interest would not individually or in the aggregate have a Material Adverse Effect.

3.10    Intellectual Property.  Except for matters which are not reasonably likely to have a Material Adverse Effect, the Company or a Subsidiary has ownership of, or a license or other legal right to use, all material patents, copyrights, trade secrets, trademarks, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively, “Intellectual Property”).  To the Company’s knowledge, its use of its Intellectual Property does not infringe the intellectual property rights of any third party.

3.11    Financial Statements.  The financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects the financial position of the Company on a consolidated basis as of the dates therein indicated, and the consolidated results of its operations, cash flows and the changes in stockholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments.  Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis at the times and throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

3.12    Tax Returns.  Except for matters which are not reasonably likely to have a Material Adverse Effect, the Company and its Subsidiaries have made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which they are subject and have paid or accrued all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations.

3.13    No Material Adverse Change.  There has not been since March 31, 2009 (i) an event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect, (ii) any obligation incurred by the Company or any Subsidiary that is material to the Company, (iii) any dividend or distribution of any kind declared, paid or made on the Common Stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any Subsidiary which has had a Material Adverse Effect.  For purposes of this Agreement, “Business Day” shall mean any day other than a Saturday, Sunday or other day on which Nasdaq is permitted or required by law to close.

3.14   Contracts.  Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to the Company and all amendments thereto, are in full force and effect on the Closing Date, and neither the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts, which breach or default is reasonably likely to result in a Material Adverse Effect.  The Company maintains insurance in scope and amount which is reasonable and customary in the businesses in which the Company and the Subsidiaries are engaged.

3.15    Investment Company.  The Company is not an “investment company” or an “affiliated person” of an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.

3.16    Offering Prohibitions.  Neither the Company nor any person acting on its behalf or at its direction has taken any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Shares as contemplated by this Agreement to be completed on the Closing Date within the provisions of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”).

4.                                      Representations, Warranties and Covenants of the Investor.

4.1    Investor Knowledge and Status.  The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Shares, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor understands that the Shares are “restricted securities” and have not been registered under the Securities Act and is acquiring the number of Shares set forth in Section 1.1 in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares that would violate applicable securities laws; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, the Securities Exchange Act of 1934 (the “Exchange Act”), applicable state securities laws and the respective rules and regulations promulgated thereunder, including Regulation M of the Exchange Act; and (iv) the Investor has answered all questions in the Confidential Investor Questionnaire attached hereto as Exhibit A and the answers thereto are true and correct as of the Closing Date.  The Investor understands that the issuance of the Shares to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement.

4.2    No Manipulation.  The Investor has not taken and will not take any action designed to or that might reasonably be expected to cause or result in manipulation of the price of the Common Stock to facilitate the subscription to, or the sale or resale of the Shares.

4.3    Power and Authority.  The Investor represents and warrants to the Company that the Investor has all requisite power and authority to execute, deliver and perform its obligations under the Agreement.  The execution and delivery of the Agreement, and the consummation by the Investor of the transactions contemplated hereby, have been duly authorized by all necessary corporate action.  The Agreement has been validly executed and delivered by the Investor and constitutes a legal, valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws; (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.4    No Conflict or Default.  The execution and delivery of the Agreement, the fulfillment of the terms of the Agreement and the consummation of the transactions contemplated hereby will not: (A) contravene the terms of the Certificate of Incorporation, by-laws or other organizational documents of the Investor, as amended, (B) result in a conflict with or constitute a material violation of, or material default (with the passage of time or otherwise) under, (i) any material bond, debenture, note, loan agreement or other evidence of indebtedness, or any material indenture, lease, mortgage, deed of trust or any other agreement or instrument to which the Investor is a party or by which it is bound or to which any of the property or assets of the Investor is subject, or (ii) any law, administrative regulation, or existing order of any court or governmental agency, or other authority binding upon the Investor or the Investor’s respective properties; or (C) result in the creation or imposition of any lien, encumbrance, claim, or security interest upon any of the material assets of the Investor or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note, loan agreement or other evidence of indebtedness, or any material indenture, lease, mortgage, deed of trust or any other agreement or instrument to which the Investor is a party or by which it is bound or to which any of the property or assets of the Investor is subject.  Assuming the accuracy of the representations and warranties, and the performance and satisfaction of the covenants and agreements, of the Company pursuant to the Agreements, no consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Agreement by the Investor, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

4.5    Prohibited Transactions.  During the thirty (30) days prior to the Closing Date, neither the Investor nor any affiliate of the Investor, foreign or domestic, has, directly or indirectly, effected or agreed to effect any “short sale” (as defined in Rule 200 under Regulation SHO), whether or not against the box with respect to Common Stock, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, borrowed or pre-borrowed any shares of the Common Stock, or granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derives any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Shares (each, a “Prohibited Transaction”).  The Investor agrees that  beginning on the Closing Date until the Closing of the Offering is publicly announced by the Company pursuant to Section 7.2 below, the Investor will not engage in any Prohibited Transaction.

4.6    No Investment, Tax or Legal Advice.  The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

4.7    Confidential Information.  The Investor acknowledges that the Offering is confidential and non-public and agrees that all information about the Offering shall be kept in confidence by the Investor until the public announcement of the Closing of the Offering by the Company pursuant to Section 8 below.  The Investor acknowledges that the foregoing restrictions on the Investor’s use and disclosure of any such confidential, non-public information contained in the Agreements restricts the Investor from trading in the Company’s securities to the extent such trading is on the basis of material, non-public information.

4.8    Acknowledgments Regarding Investment Decision.  The Investor acknowledges that in making its decision to enter into this Agreement and purchase the Shares, it has relied on its own examination of the Company and the terms of, and consequences of holding, the Shares.  The Investor has not received any general solicitation or advertising regarding the Offering.

4.9    Additional Acknowledgement.  The Investor has reviewed this Agreement and the SEC Reports prior to making this investment.  The Investor has been granted a reasonable time prior to the Closing Date during which it has had the opportunity to ask questions and receive answers as the Investor deems necessary to permit the Investor to make an informed decision with respect to the purchase of the Common Stock.  The Investor is not relying upon any information other than information contained in this Agreement and the SEC Reports.  The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any Other Investor, and that it is not acting in concert with any Other Investor in making its purchase of the Shares hereunder, and that its investment is not dependent upon the decision of any Other Investor to invest or the amount of any investment(s), if any, by Other Investors.

4.10    Reliance on Exemptions.  The Investor acknowledges that the Shares are being offered and sold to it by the Company in reliance on specific exemptions from the registration requirements of the Securities Act and applicable state securities laws and that the Company is relying on the truth and accuracy of, and the Investor’s compliance with, the representations, covenants, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares.

5.                                      Registration Rights; Rule 144.

5.1                               Registration Upon Request.

(a)                                  If, at any time after the Closing Date and prior to the third anniversary of the Closing Date, the Investor is or is deemed to be an “affiliate” of the Company within the meaning of Rule 144(a)(1) under the Securities Act, upon the written request of the Investor, the Company shall use its reasonable best efforts to register under the Securities Act all or any portion of the Shares held by the Investor for sale in the manner specified in such notice, provided that the reasonably anticipated aggregate price to the public of such offering shall exceed $1,000,000.  The Company shall prepare a registration statement (a “Demand Registration Statement”) on Form S-3 or such other appropriate or available registration form of the Securities and Exchange Commission (“SEC”), utilizing Rule 415 to the extent possible under the Securities Act if so requested, with respect to any Demand Registration Statement.  The Company shall not be required to effect more than one Demand Registration Statement, provided,  however  that if the number of shares requested by the Investor to be included in the Demand Registration Statement has been reduced by twenty-five percent (25%) or more pursuant to Section 5.1(d), the Company shall be required to effect one additional Demand

Registration Statement if so requested in accordance with this clause (a),  provided, further, that in the case of any such reduction, the Company shall not be required to effect more than two (2) Demand Registration Statements in the aggregate.

(b)                                 Following receipt of any notice under paragraph (a) above, the Company may also register for sale for its own account or that of other security holders such additional shares of the Company’s capital stock as it shall desire, subject to paragraph (d) below.

(c)                                  In connection with any registration pursuant to this Section 5.1, if and when the Company is required by the provisions of paragraph (a) to register the Shares, the Company shall:

(i)                                     subject to receipt of necessary information from the Investor after prompt request from the Company to provide such information, prepare and file with the SEC, within thirty (30) days after receiving appropriate notice from the Investor as provided for in (a) above, a Demand Registration Statement to enable the resale of the Shares by the Investor; provided, that if the terms of the underwriting agreement executed in connection with any registration pursuant to Section 5.1 or 5.2 prohibit the Company from filing any Demand Registration Statement, the Company shall have the right to delay such filing for the required period, which period shall not exceed ninety (90) days;

(ii)                                  use its reasonable best efforts to cause the Demand Registration Statement to become effective as promptly as practicable after the initial filing thereof with the SEC and, in any event, within seventy five (75) days of the request provided by the Investor to the Company pursuant to Section 5.1(a) or, in the event of a review of the Demand Registration Statement by the SEC, within one hundred fifty (150) days of the request provided by the Investor to the Company pursuant to Section 5.1(a) (the date such Demand Registration Statement is initially declared effective by the SEC, the “Effective Date”), such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC in such period any financial statements that are required to be filed prior to the effectiveness of such Demand Registration Statement; and

(iii)                               use its reasonable best efforts to prepare and file with the SEC such amendments and supplements to such Demand Registration Statement, as appropriate, and the prospectus used in connection therewith as may be necessary to keep such Demand Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to the Shares, the earliest of (x) the date on which the Investor may sell all Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, (y) the second anniversary of the effective date of such Demand Registration Statement or (z) the date on which there cease to be any of the Shares outstanding.

(d)                                 In connection with any registration pursuant to this Section 5.1, the Investor may elect to sell the Shares in an underwritten offering in accordance with the conditions set forth in this paragraph (d).  In any such underwritten offering, the investment bank that will manage the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by, the Investor, subject to the consent of the Company, which consent will not be unreasonably withheld.  The Investor may not participate in any underwritten offering hereunder unless the Investor (x) agrees to sell such Shares on the basis provided in any underwriting arrangements approved pursuant hereto and (y) completes and executes all other customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.  In the case of any such underwritten offering, if the managing underwriter for such offering advises the Company in writing that in its good faith opinion the amount of securities requested to be included therein exceeds the amount of securities that can be sold in such offering such that the inclusion of such Shares would adversely affect marketing of the securities to be sold pursuant to the offering, the Shares held by the Investor shall have priority over any securities to be sold by the Company or any additional holders of the Company’s securities.

(e)                                  If the Investor determines, prior to the effectiveness of the Demand Registration Statement, not to sell Shares pursuant to such Demand Registration Statement, the Investor shall provide written notice to the Company and the Company shall cease all efforts in connection with such Demand Registration Statement; provided, however, that, except where such notice of withdrawal is provided within thirty (30) days of the occurrence of an event or circumstance that would result in a Material Adverse Effect, the Investor shall bear the costs and expenses incurred prior to such withdrawal and the Investor shall pay in full to the Company, within thirty (30) days after presentation of an invoice by the Company therefor, all reasonable costs and expenses incurred by the Company in connection with such withdrawal, provided, however, that to the extent that the Company and other holders exercising similar registration demand registration rights include any shares of Common Stock in such registration, the Company and such other holders shall pay their pro rata share of any such expenses, on the basis of the shares being offered thereby.

5.2                               Piggyback Registration.

(a)                                  If on or prior to June 30, 2011, the Company at any time proposes to register any of its equity securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both on any registration form (other than Forms S-4, S-8 or another form not available for registering the Shares for sale to the public) which permits the inclusion of Shares held by the Investor (a “Piggyback Registration”), then each such time the Company will give written notice to the Investor of its intention so to do.  Upon the written request of the Investor, received by the Company within twenty (20) days after the giving of any such notice by the Company, to register any of the Investor’s Shares, the Company will use its reasonable best efforts to cause the Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Investor of such Shares so registered.

(b)                                 The Company shall have the right to select the managing underwriter(s) for any underwritten Piggyback Registration.  The Investor shall (together with the Company) enter into an underwriting agreement in customary form in connection with the registration of Shares in any such underwritten Piggyback Registration.  If such proposed

Piggyback Registration is an underwritten offering and the managing underwriter for such offering advises the Company in writing that in its good faith opinion the amount of securities requested to be included therein exceeds the amount of securities that can be sold in such offering such that the inclusion of such Shares would adversely affect marketing of the securities to be sold by the Company or on the account of other security holders as described above in Section 5.2(a), any securities to be sold by the Company and on account of such other security holders shall have priority over any Shares held by the Investor, and the number of shares to be included by the Investor and other holders of the Company’s securities exercising similar piggyback registration rights shall be reduced pro rata on the basis of the percentage of the then outstanding Shares held by the Investor and all such other holders exercising similar piggyback registration rights.  Notwithstanding the provisions of this Section 5.2, the Company shall have the right at any time after it shall have given written notice to the Investor pursuant to Section 5.2(a) (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after filing, but prior to effectiveness.

5.3                               Registration Procedures and Other Matters.  If and when the Company is required by the provisions of Sections 5.1 or 5.2 to register Shares, the Company shall use its reasonable best efforts to:

(a)                                  furnish to the Investor with respect to the Shares registered under any registration statement filed by the Company pursuant to Sections 5.1 or 5.2 hereof (a “Registration Statement “) such number of copies of the Registration Statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor;

(b)                                 file documents required for compliance with blue sky laws in states specified in writing by the Investor and use its reasonable best efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of such Demand Registration Statement pursuant to Section 5.1 hereof; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(c)                                  bear all reasonable expenses in connection with the procedures in this Section 5 and the registration of the Shares pursuant to the Registration Statement;

(d)                                 advise the Investor promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(e)                                  provide a “Plan of Distribution” section of the Registration Statement substantially in a form reasonably acceptable to the Investor (subject to the comments of the SEC).

5.4                               Investor Not an Underwriter.  The Company understands that the Investor disclaims any classification as an underwriter; provided, however, that the fact of the Investor being classified as an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder.

5.5                               Reissuance of Shares.  Within three (3) Business Days of the effective date of the Registration Statement, the Company shall advise its transfer agent that the Shares covered by such Registration Statement are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by the Investor and confirmation by the Investor that it has complied with the prospectus delivery requirements; provided that the Company has not advised the transfer agent orally or in writing that such Registration Statement has been suspended; provided, further, that in the event the Company’s transfer agent requires an opinion of counsel to the Company for any such reissuance, the Company shall cause its counsel to issue an opinion to the transfer agent stating the foregoing within three (3) Business Days after any such request for an opinion by the transfer agent.

5.6                               Transfer of Shares; Suspension.

(a)                                  The Investor agrees that it will not effect any sale, transfer or other disposition of the Shares that would constitute a sale within the meaning of the Securities Act except (i) as contemplated in Sections 5.1 or 5.2 in compliance with any applicable prospectus delivery requirements or (ii) as otherwise permitted by law, including pursuant to the safe harbor provided by Rule 144 under the Securities Act, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b)                                 Except in the event that Section 5.2 or paragraph 5.6(c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to clause (i) above; and (iii) inform the Investor that the Company has complied with its obligations in clause (i) above (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its reasonable best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to clause (i) above when the amendment has become effective).

(c)                                  Except to the extent that Section 5.2 applies, and subject to paragraph 5.6(d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; then the Company shall deliver a notice in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until the Investor is advised in writing by the Company that the current prospectus may be used, and the Investor has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus.  In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the prospectus so suspended to be resumed within thirty (30) days after delivery of a Suspension Notice to the Investor.  In addition to and without limiting any other remedies (including, without limitation, remedies available under applicable law or in equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 5.6(c).

(d)                                 The Company may require the Investor participating in any registration to furnish to the Company such information regarding the Investor as required under applicable law and the Investor’s intended method of distribution of such Shares as the Company may from time to time reasonably request in writing.  The Investor agrees to promptly notify the Company of any inaccuracy or change in information previously furnished by the Investor to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding the Investor or its intended method of distribution of such Shares or omits to state any material fact regarding the Investor or its intended method of distribution of such Shares required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish information so required so that such prospectus shall not contain, with respect to the Investor or the distribution of such Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(e)                                  Notwithstanding the foregoing paragraphs of this Section 5.6, the Investor shall not be prohibited from selling Shares covered by a Registration Statement initiated pursuant to Section 5.1 as a result of Suspensions on more than two occasions of not more than 30 days each in any twelve (12) month period, unless, in the good faith judgment of the Company’s Board of Directors, upon the advice of counsel, the sale of Shares under the Registration Statement in reliance on this Section 5.6(e) would be reasonably likely to cause a violation of the Securities Act, the Exchange Act  or other applicable law.

(f)                                    Provided that a Suspension is not then in effect, the Investor may sell Shares under the Registration Statement, provided that it arranges for delivery of a current prospectus to the transferee of such Shares in compliance with applicable law.  Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current prospectuses to the Investor and to supply copies to any other parties requiring such  prospectuses.

5.7                               Indemnification.  For the purpose of this Section 5.7:

(i)                                     the term “Selling Stockholder” shall include the Investor and any affiliate of the Investor;

(ii)                                  the term “Registration Statement” shall include the prospectus in the form filed as part of the Registration Statement at the time of effectiveness (or, in the case of an underwritten offering, at the time immediately prior to the pricing of the offering), and each exhibit, supplement (including any free writing prospectus as defined under Rule 405 of the Securities Act) or amendment included in or relating to such Registration Statement; and

(iii)                               the term “untrue statement” shall include any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(a)                                  The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (x) any untrue statement contained in the Registration Statement, as amended at the time of effectiveness or (y) any failure by the Company to fulfill any undertaking included in the Registration Statement as amended at the time of effectiveness.  The Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, any untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in this Section 5 respecting the sale of the Shares or any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder.  The Company shall reimburse each Selling Stockholder for the amounts provided for herein on demand as such expenses are incurred.

(b)                                 The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of a Selling Stockholder specifically for use in preparation of the Registration Statement.  The Investor will reimburse the Company (or such officer, director or controlling person, as the case may be) for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim;  provided that the Investor’s obligation to indemnify the Company shall be limited to the amount received by the Selling Stockholders from the sale of the Shares giving rise to such obligation.

(c)                                  Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 5.7, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve such indemnifying person from any liability which it may have to any indemnified person under this Section 5.7, except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action.  Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person.  After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of  interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the reasonable expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties (unless there exists or shall exist a conflict of  interest that would make it inappropriate for the same counsel to represent both indemnified persons, in which case each indemnified person shall be entitled to retain its own counsel at the reasonable expense of the indemnifying person).  In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided  that such consent shall not be unreasonably withheld.  No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d)                                 If the indemnification provided for in this Section 5.7 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Investor, as well as any other Selling Stockholders under such registration statement, on the other, in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company, on the one hand, or the Investor or other Selling Stockholder, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement.  The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and other Selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue statement.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Investor’s obligations in this subsection to contribute shall be in proportion to its sale of Shares to which such loss relates and shall not be joint with any other Selling Stockholders.

(e)                                  The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including, without limitation, the provisions of this Section 5.7, and are fully informed regarding said provisions.  They further acknowledge that the provisions of this Section 5.7 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.  The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 5.7, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 5.7 and further agree not to attempt to assert any such defense.

5.8                               Termination of Conditions and Obligations.  The conditions precedent imposed by Section 5 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such  Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares, at the time such Shares  are eligible for sale pursuant to Rule 144(b)(1) or at such time as such conditions are not necessary in order to comply with the Securities Act.  The Company shall be entitled to require an opinion of counsel reasonably satisfactory to it to such effect.

5.9                               Information Available.  So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish to the Investor, upon reasonable request, an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses; and upon the reasonable request of the Investor, the President or the Chief Financial Officer of the Company (or an appropriate designee thereof) will meet with the Investor or a representative thereof at the Company’s headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with the Investor until and unless the Investor shall have entered into a confidentiality agreement with the Company in form and substance reasonably satisfactory to the Company with respect thereto.

5.10                        Rule 144.  The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the rules and regulations adopted by the SEC thereunder and the Exchange Act, and it will take such further action as the Investor may reasonably request, all to the extent required from time to time to enable the Investor to sell  Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

6.                                      Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and, as of the dates made, warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor, and a party’s reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

7.                                      Legends and Restrictions on Transfer.  The certificate or certificates for the Shares (or any uncertificated Shares, as the case may be) and any securities issued in respect of or exchange for the Shares, shall be subject to a legend or legends restricting transfer under the Securities Act and referring to restrictions on transfer herein, such legend to be substantially as follows:

THESE SECURITIES HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”), AND APPROPRIATE EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES LAWS OF OTHER APPLICABLE JURISDICTIONS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION.  THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE OF THE PROPOSED SALE OR TRANSFER WITH THE REGISTRATION REQUIREMENTS OF THE 1933 ACT OR EXEMPTION THEREFROM.

The Investor agrees that the Shares shall only be sold while a Registration Statement is effective unless an exemption from the registration requirements of the Securities Act is available. On the basis of compliance by the Investor with its representations, warranties and covenants in this Agreement, and Investor’s compliance with applicable law, without limitation of Section 5.5, (a) following any sale of the Shares pursuant to Rule 144 under the Securities Act (assuming the transferee is not an affiliate of the Company), (b) if such Shares become eligible for sale under Rule 144(d) under the Securities Act (to the extent that the applicable Investor provides a certification or legal opinion to the Company to that effect), or (c) if in the Company’s reasonable judgment such legend is not required under applicable requirements of the Securities Act, the Company shall as soon as practicable, but not later than five (5) Business Days after surrender of the legended certificates (or in the case of uncertificated Shares, notice of the Investor’s request) to the Company together with any supporting documentation required to be delivered by the Company, in form and substance satisfactory to the Company, and notice of such surrender has been provided pursuant to Section 9 below, cause certificates evidencing the Shares or uncertificated Shares previously issued to be replaced with certificates or uncertificated Shares that are not subject to the restrictive legend specified above in this Section 7, and all Shares subsequently issued shall not bear the restrictive legend specified above in this Section 7.  The Investor further agrees to notify the Company promptly upon the completion of the sale of all of its Shares.  The Investor acknowledges that the removal of the restrictive legends from certificates or uncertificated Shares as provided in this Section 7 is predicated upon the Company’s reliance on the Investor’s compliance with its covenants in this Section 7.

8.                                      Public Announcement.  By no later than 8:30 a.m. New York time on the Business Day immediately following the Closing, the Company shall make a public announcement of the existence and Closing of the Offering and the material terms thereof by filing a Current Report on Form 8-K and issuing a press release, with such public announcement complying with the safe harbor provisions of Rule 135c of the Securities Act.  The Company will not issue any public statement, press release or any other public disclosure listing the Investor as one of the purchasers of the Shares without the Investor’s prior review of the statement and prior consent thereto, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed.

9.                                      Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified mail, or nationally recognized overnight express courier, postage prepaid, or by email or facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or by email or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier, (iv) if delivered by email or facsimile, upon confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

(a)          if to the Company, to:

EXACT Sciences Corporation

100 Campus Drive

Marlborough, Massachusetts  01752

Attention: Maneesh Arora

Vice President, Chief Financial Officer

Telephone:  (508) 683-1200

Facsimile:  (508) 683-1201

Email: marora@exactsciences.com

with a copy to:

K&L Gates LLP

4350 Lassiter at North Hills Avenue

Suite 300

Raleigh, North Carolina  27609

Attention: D. Scott Coward

Telephone: (919) 743-7328

Facsimile: (919) 516-2028

Email: scott.coward@klgates.com

(b)          if to the Investor, at its address on the signature page of this Agreement.

10.                               Amendments; Waiver.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

11.                               Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

12.                               Entire Agreement; Severability.  This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof.  If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13.                               Governing Law.  This Agreement, including all matters relating to its execution, delivery and performance, shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law

14.                               Independent Nature of Investors’ Obligations and Rights.  The obligations of the Investors under the Agreements are several and not joint with the obligations of any Other Investors, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investors under any Agreement.  Neither the Investor nor any of its agents nor employees shall have any liability to any Other Investors (or any other Person) relating to or arising from any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any Other Investors or by any agent or employee of any Other Investors.  Nothing contained herein or in any of the Agreements, and no action taken by the Investors pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements.  The Investor acknowledges that none of the Other Investors have acted as an agent for the Investor in connection with making its investment hereunder and that no Other Investors will be acting as agent of such Investor in connection with monitoring its investment hereunder.  The Investor shall be entitled to independently protect and enforce its rights, including without limitation its rights arising out of this Agreement, and it shall not be necessary for any of the Other Investors to be joined as an additional party in any proceeding for such purpose.  The Investor represents that it has been represented by its own separate legal counsel in its review and negotiations of this Agreement.

15.                               Transfer of Rights.  All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Shares), whether so expressed or not; provided, however, that rights conferred to the Investor may be transferred to a transferee of Shares only if the Company has been given written notice thereof, such transfer complies with the requirements of applicable law and Financial Industry Regulatory Authority and the SEC and such transferee is a purchaser of Shares from the Investor representing at least fifty percent (50%) of the Shares.

16.                             Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  The parties hereto confirm that any facsimile or electronic copy of the other party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

EXACT SCIENCES CORPORATION

By:
Name:
Title:

[INVESTOR]

By:
Name:
Title:

Address:

Facsimile No.:
Email Address:
Attn.:

[SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]

Exhibit A

CONFIDENTIAL INVESTOR QUESTIONNAIRE

To:                              EXACT Sciences Corporation

100 Campus Drive

Marlborough, Massachusetts  01752

Attention: Maneesh Arora

Vice President, Chief Financial Officer

Telephone:  (508) 683-1200

Facsimile:  (508) 683-1201

The undersigned hereby acknowledges the following:

This Confidential Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.01 per share (the “Shares”), of EXACT Sciences Corporation (the “Company”).  The Shares are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  The Company must determine that a potential investor meets certain suitability requirements before offering or selling Shares to such investor.  The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by the undersigned will be used in determining whether the undersigned meets such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. The undersigned’s answers will be kept strictly confidential.  However, by signing this Questionnaire the undersigned will be authorizing the Company to provide a completed copy of this Questionnaire to such parties, including the Securities and Exchange Commission, as the Company deems appropriate in order to ensure that the offer and sale of the Shares will not result in a violation of the Securities Act or the securities laws of any state and that the undersigned otherwise satisfies the suitability standards applicable to purchasers of the Shares.  All potential investors must answer all applicable questions and complete, date and sign this Questionnaire.  The undersigned shall print or type its responses and attach additional sheets of paper if necessary to complete its answers to any item.

1.                                       IF YOU ARE AN INDIVIDUAL PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (A).  IF YOU ARE AN ENTITY PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (B).

A.  IDENTIFICATION QUESTIONS FOR INDIVIDUALS

Name

(Exact name as it should appear in the records of the Company’s transfer agent).

If a nominee name is listed above, the relationship between the Investor and such nominee:

Residence Address

Home Telephone Number

Fax Number

Date of Birth

Social Security Number

B.  IDENTIFICATION QUESTIONS FOR ENTITIES

Name

(Exact name as it should appear in the records of the Company’s transfer agent)

If a nominee name is listed above, the relationship between the Investor and such nominee:

Address of Principal Place of Business

State (or Country) of Formation or Incorporation

Contact Person

Telephone Number (    )

Type of entity (corporation, partnership, trust, etc.)

Was entity formed for the purpose of this investment?

Yes        No

2.                                      STATUS AS AN ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Securities Act, because at the time of the sale of the Shares the undersigned falls within one or more of the following categories.  Please initial on or more, as applicable:

☐   (1)    a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security

Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

☐   (2)    a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐   (3)    an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

☐   (4)    a director or executive officer of the Company;

☐   (5)    a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Shares exceeds $1,000,000;

☐   (6)    a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐   (7)    a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

☐   (8)    an entity in which all of the equity owners are accredited investors (as defined above).

3.                                      REPRESENTATIONS

The undersigned hereby represents and warrants to the Company as follows:

1.    Any purchase of the Shares would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2.    The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the Closing, if any, with respect to the purchase of Shares by the undersigned or any co-purchaser.

3.    There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4.    The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Shares. Among others, the undersigned has carefully considered each of the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and the other SEC Reports referenced in the Securities Purchase Agreement.

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IN WITNESS WHEREOF, the undersigned has executed this Questionnaire on                         , 2009, and declares under oath that it is truthful and correct.

[INVESTOR NAME]

By:
Its:

By:
Its:

ACCEPTED ON BEHALF OF THE COMPANY:

EXACT SCIENCES CORPORATION

By:
Name:

Title:

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